UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K/A

AMENDMENT TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2005

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

                    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) As previously disclosed in the Registrant’s Current Report on Form 8-K dated January 4, 2005 and filed January 10, 2005, Walter E. Brooks, 62, submitted his resignation for retirement from his position as a Director of the Registrant. The Registrant provided to Mr. Brooks a copy of the disclosures contained in the initial Form 8-K filed January 10, 2005. On January 12, 2005, Mr. Brooks furnished the Registrant with a letter stating that he has no disagreements with the statements contained in Item 5.02 of the Registrant’s Form 8-K filed January 10, 2005.

The Board of Directors has not yet filled the vacancy resulting from Mr. Brooks’ retirement.

The foregoing is qualified in its entirety by reference to the Letter, which are being filed as Exhibit 16.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(c)      Exhibits:

Exhibit	Description of Document

16.1	Letter from Walter E. Brooks dated January 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: January 18, 2005	By: /s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document

16.1	Letter from Walter E. Brooks dated January 11, 2005